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                      REVOLVING PROMISSORY NOTE (SECURED)


$2,500,000.00                                                 CHICAGO, ILLINOIS
                                                              DUE APRIL 1, 2007


     FOR VALUE RECEIVED, the undersigned ("Borrowers"), jointly and severally promise to pay to the order of TANNEBAUM, LLC ("Lender"), at its principal place of business in Chicago, Illinois or such other place as Lender may designate from time to time hereafter, the principal sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00) plus interest on such principal sum as hereinafter provided, or such lesser principal sum as may then be owed by Borrowers to Lender hereunder.

     Borrowers' obligations and liabilities to Lender under this Note, and all other obligations and liabilities of Borrowers to Lender (including without limitation all debts, claims, indebtedness, fees and expenses) whether primary, secondary, direct, contingent, fixed or otherwise heretofore, now and/or from time to time hereafter owing, due or payable, however evidenced, created, incurred, acquired or owing and however arising (whether by written or oral agreement or operation of law or otherwise), arising under or in connection with this Note, any agreement, instrument or document heretofore, now or from time to time hereafter executed and delivered to Lender by or on behalf of Borrowers in connection with this Note ("Borrowers' Liabilities") shall be due and payable ON APRIL 1, 2007 or on such earlier date as the Borrowers' Liabilities are due and payable whether by acceleration or otherwise.

     The unpaid principal balance of Borrowers' Liabilities due hereunder shall bear interest from the date of disbursement until paid, computed at the daily rate equal to the daily rate equivalent (computed on the basis of a 360-day year and days actually elapsed) of 4.65% per annum; PROVIDED, HOWEVER, that in the event that any of Borrowers' Liabilities are not paid when due, the unpaid amount of Borrowers' Liabilities shall bear interest after the due date until paid at a rate equal to the sum of the rate that would otherwise be in effect plus 3%.

     Amounts due hereunder shall be payable by Borrowers to Lender at Lender's principal place of business, or at such other place as Lender may designate from time to time hereafter, in lawful money of the United States of America in immediately available funds. If any date for payment is not a business day, then such payment shall be due and payable on the immediately preceding business day. At maturity of this Note, whether upon the due date, acceleration or otherwise, all unpaid principal and accrued interest shall be, and thereafter shall continue to be, immediately due and payable.

     This Note is issued under and is subject to the terms, provisions and conditions of, and the Lender shall have all of the rights and remedies in, the Loan and Security Agreement, dated as of April 8, 2002, by and between Borrowers and Lender (the "Loan Agreement"). This Note is the Revolving Note referred to in the Loan Agreement. To secure the prompt payment of Borrowers' Liabilities and the prompt, full and faithful performance by Borrowers of all of the provisions to be kept, observed or performed by Borrowers under this Note and/or any other agreement, instrument or document heretofore, now and/or from time to time hereafter delivered by or on behalf of Borrowers to Lender, Borrowers grant to Lender a security interest in and to the Collateral, as defined in the Loan Agreement.

     Borrowers warrant and represent to Lender that Borrowers shall use the proceeds represented by this Note solely for proper business purposes in accordance with the Loan Agreement and consistently with all applicable laws and statutes.


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     Upon the occurrence of an Event of Default (as defined in the Loan
Agreement), (i) all of Borrowers' Liabilities shall be immediately due and payable; (ii) Lender may exercise any one or more of the rights and remedies accruing to a secured party under the Uniform Commercial Code of the State of Illinois and any other relevant jurisdiction and any other applicable law upon default by a debtor; and (iii) Lender may exercise any one or more of its rights or remedies in the Loan Agreement and under applicable law.

     All of Lender's rights and remedies under this Note are cumulative and non-exclusive. The acceptance by Lender of any partial payment made hereunder after the time when any of Borrowers' Liabilities become due and payable will not establish a custom or waive any rights of Lender to enforce prompt payment hereof. Lender's failure to require strict performance by Borrowers of any provision of this Note shall not waive, affect or diminish any right of Lender thereafter to demand strict compliance and performance therewith. Borrowers and every endorser waive presentment, demand and protest and notice of presentment, protest, default, non-payment, maturity, release, compromise, settlement, extension or renewal of this Note, and hereby ratify and confirm whatever Lender may do in this regard except to the extent otherwise provided in the Loan Agreement. Borrowers further waive any and all notice or demand to which Borrowers might be entitled with respect to this Note by virtue of any applicable statute or law (to the fullest extent permitted by law).

     This Note shall be deemed to have been submitted by Borrowers to Lender and to have been made at Lender's principal place of business. This Note shall be governed and controlled by the internal laws of the State of Illinois and not the law of conflicts.

     The Borrowers liabilities and obligations under this Note are joint and several, and not several.

     TO INDUCE LENDER TO ACCEPT THIS NOTE, BORROWERS IRREVOCABLY AGREES THAT, SUBJECT TO LENDER'S SOLE AND ABSOLUTE ELECTION, ALL ACTIONS OR PROCEEDINGS IN ANY WAY, MANNER OR RESPECT, ARISING OUT OF OR FROM OR RELATED TO THIS NOTE SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF CHICAGO, STATE OF ILLINOIS. EACH BORROWERS HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. BORROWERS HEREBY WAIVES ANY RIGHT IT MAY HAVE TO TRANSFER OR CHANGE THE VENUE OF ANY LITIGATION BROUGHT AGAINST SUCH BORROWERS BY LENDER IN ACCORDANCE WITH THIS PARAGRAPH.

     EACH BORROWER IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, COUNTERCLAIM OR PROCEEDING (I) TO ENFORCE OR DEFEND ANY RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE OR ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH, OR
(II) ARISING FROM ANY DISPUTE OR CONTROVERSY IN CONNECTION WITH OR RELATED TO THIS NOTE OR ANY SUCH AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT, AND AGREES THAT ANY SUCH ACTION, SUIT, COUNTERCLAIM OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.


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     IN WITNESS WHEREOF, each Borrower has caused these presents to be signed by one of its authorized persons as of the day and year first above written.


                                       Photogen Technologies, Inc.



                                       By:  /s/ Brooks Boveroux
                                          ------------------------------------
                                       Its:
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                                       Photogen, Inc.



                                       By:  /s/ Brooks Boveroux
                                          ------------------------------------
                                       Its:
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